UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2017

PRAXAIR, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or Other jurisdiction of incorporation)
1-11037	06-124-9050
(Commission File Number)	(IRS Employer Identification No.)
10 RIVERVIEW DRIVE, DANBURY, CT	06810-6268
(Address of principal executive offices)	(Zip Code)
(203) 837-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition

On January 26, 2017, Praxair, Inc. issued a press release setting forth Praxair, Inc.’s results of operations for the quarter and full year ended December 31, 2016.  A copy of Praxair, Inc.’s press release is furnished herewith as Exhibit (99.1) and is hereby incorporated by reference in this Item 2.02.

ITEM 9.01.  Financial Statements and Exhibits.

(d)           Exhibits. The following exhibit is furnished herewith pursuant to Item 2.02 hereof:

Exhibit No.	Description

99.1	Press Release dated January 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC.
Registrant

Date:	January 26, 2017	By: /s/ Kelcey E. Hoyt
Kelcey E. Hoyt
Vice President and Controller

Exhibit Index

Exhibit 99.1	Press release dated January 26, 2017